Exhibit 99.2

Exhibit 99.2

Leading the Way in Electricity SM

Second Quarter 2008

Financial Teleconference

August 8, 2008

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2007 Form 10-K and other reports filed with the Securities and Exchange Commission are available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

1

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Second Quarter Key Items

Core EPS up 8% to $0.79 per share1

Southern California Edison

Benefit from lower taxes and net interest expense

Lower operating income consistent with rate design and seasonality

Edison Mission Group

Solid Midwest Generation, gas-fired and wind portfolio performance

Homer City forced outages reduced quarterly results

Good EMMT trading results

Edison Capital earnings include a previously disclosed lease buyout Significant additions to EMG hedge position 2008 core guidance reaffirmed as of August 8, 20082

1 See Use of Non-GAAP Financial Measures in appendix. See slide 4 for reconciliation of core earnings to GAAP earnings. Core earnings is defined as GAAP earnings less discontinued operations and other non-core items.

2	See guidance discussion on slide 11.
2	EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Second Quarter Earnings Summary

GAAP

Net Income

($ millions)

Reported EPS

$93

$261

$0.29

$0.79

2Q 07 2Q 08

2Q 07 2Q 08

Core1

Net Income

($ millions)

EPS

$239

$262

$0.73

$0.79

2Q 07 2Q 08

2Q 07 2Q 08

1 GAAP earnings per share refers to basic earnings per share. See slide 4 for reconciliation of core earnings to GAAP earnings. Core earnings is defined as GAAP earnings less discontinued operations and other non-core items.

3	EDISON INTERNATIONAL®

Leading the Way in Electricity℠

Second Quarter Financial Results

Reconciliation of Core Earnings to GAAP Earnings

Core Earnings	2Q 07	2Q 08	Variance
SCE	$ 0.44	$ 0.48	$ 0.04
EMG	0.30	0.34	0.04
EIX parent company and other	(0.01)	(0.03)	(0.02)
Core EPS[1]	**$ 0.73**	**$ 0.79**	**$ 0.06**
Non-core Items			
SCE	$ —	$ —	$ —
EMG	(0.44)	—	0.44
Total Non-Core	**$ (0.44)**	**$ —**	**$ 0.44**
Basic EPS	**$ 0.29**	**$ 0.79**	**$ 0.50**
Diluted EPS	**$ 0.28**	**$ 0.79**	**$ 0.51**

Core Earnings Variances

SCE	0.04
Lower taxes and interest, partially offset by lower operating income.	
EMG	
Midwest Generation Higher generation and higher realized energy and capacity prices, and lower interest expense.	0.10
Edison Capital Gain on sale of Beaver Valley ($0.07), partially offset by lower infrastructure fund performance.	0.04
EMMT[2] Higher income from energy trading.	0.02
Corporate expense and other items	(0.03)
Homer City Lower generation, lower realized energy prices and higher maintenance expense.	(0.09)
EIX	(0.02)
Taxes and other.	

Non-Core Variances

EMG 2Q 07: includes $0.01 from Lakeland distributions and early debt extinguishment charges of ($0.45).	0.44

1 See Use of Non-GAAP Financial Measures in appendix. The impact of participating securities is included in EIX parent company and other, and was $(0.01) per share for the quarter ended June 30, 2008 and zero for the second quarter ended June 30, 2007.

2 EMMT overhead is included in corporate expense and other items.

4

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Midwest Generation – Operating Performance

2Q 07 vs. 2Q 08

Generation higher by 11% largely due to higher availability and energy demand

Operating Statistics 2Q 07 2Q 08 YTD 07 YTD 08

Total Generation (GWh) 6,126 6,820 14,756 15,203

Equivalent Availability 61.5% 72.6% 74.7% 77.5%

Capacity Factor 50.0% 57.2% 60.5% 63.7%

Load Factor 81.3% 78.7% 81.1% 82.2%

Forced Outage Rate 6.0% 6.5% 6.0% 9.3%

All-in average realized price increased 7% YTD compared to last year

All-in Average Realized Prices1

$60

$40

$20

$0

$/MWh

$53.63

$57.53

$52.86

$56.82

$39.81

$41.97

$39.73

$42.08

$13.82

$15.56

$13.13

$14.74

2Q 07

2Q 08

YTD 07

YTD 08

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.
5	EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Home City – Operating Performance

2Q 07 vs. 2Q 08

Generation lower by 29% reflecting higher forced outage rate and lower off-peak demand

Boiler tube leaks and derating from a fan failure drove the higher forced outage rate

Operating Statistics 2Q 07 2Q 08 YTD 07 YTD 08

Total Generation (GWh) 3,160 2,250 6,453 5,442

Equivalent Availability 83.5% 61.6% 85.0% 74.6%

Capacity Factor 76.7% 54.6% 78.7% 66.0%

Load Factor 91.8% 88.7% 92.6% 88.6%

Forced Outage Rate 1.8% 12.1% 3.9% 10.6%

All-in average realized price comparable to prior year

All-in Average Realized Prices1

$/MWh

$60

$40

$20

$0

$56.47

$58.65

$58.12

$58.51

$34.85

$35.42

$36.40

$35.67

$21.62

$23.23

$21.72

$22.84

2Q 07

2Q 08

YTD 07

YTD 08

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.
6	EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Year-to-Date Earnings Summary

GAAP

Net Income

($ millions)

Reported EPS

$426

$559

$1.29

$1.70

YTD 07

YTD 08

YTD 07

YTD 08

Core1

Net Income

($ millions)

EPS

$538

$565

$1.63

$1.72

YTD 07

YTD 08

YTD 07

YTD 08

1 GAAP earnings per share refers to basic earnings per share. See slide 8 for reconciliation of core earnings to GAAP earnings. Core earnings is defined as GAAP earnings less discontinued operations and other non-core items.

7	EDISON INTERNATIONAL®

Leading the Way in Electricity℠

Year-to-Date Financial Results

Reconciliation of Core Earnings to GAAP Earnings

Core Earnings	YTD 07	YTD 08	Variance
SCE	$ 0.90	$ 0.94	$ 0.04
EMG	0.78	0.84	0.06
EIX parent company and other	(0.05)	(0.06)	(0.01)
Core EPS[1]	**$ 1.63**	**$ 1.72**	**$ 0.09**
Non-core Items			
SCE	$ 0.10	$ —	$ (0.10)
EMG	(0.44)	(0.02)	0.42
Total Non-Core	**$ (0.34)**	**$ (0.02)**	**$ 0.32**
Basic EPS	**$ 1.29**	**$ 1.70**	**$ 0.41**
Diluted EPS	**$ 1.29**	**$ 1.69**	**$ 0.40**

Core Earnings Variances

SCE Lower taxes and interest, partially offset by lower operating income.	**0.04**
EMG	
Midwest Generation Higher generation, higher realized energy and capacity prices, lower interest expense and favorable coal contract buy-out.	**0.22**
EMMT[2] Higher income from energy trading.	**0.05**
Edison Capital Gain on sale of Beaver Valley lease ($0.07), offset mainly by higher 2007 infrastructure fund performance.	**—**
Income from other projects	**(0.02)**
Corporate expense and other items Higher EME interest expense and higher expenses related to growth activities.	**(0.09)**
Homer City Lower generation, lower realized energy prices and higher maintenance expense.	**(0.10)**

Non-Core Variances

SCE YTD 07: Resolution of the tax treatment of certain environmental remediation costs.	**(0.10)**
EMG YTD 07: includes $0.01 from Lakeland distributions and early debt extinguishment charges of ($0.45); YTD 08: discontinued operations ($0.02).	**0.42**

1 See Use of Non-GAAP Financial Measures in appendix. The impact of participating securities is included in EIX parent company and other, and was $(0.02) per share for the year-to-date ended June 30, 2007 and 2008.

2 EMMT overhead is included in Corporate expense and other items.

8

EDISON INTERNATIONAL®

Leading the Way in Electricity℠

EMG Hedge Program Status

Status at June 30, 2008

	Remainder of 2008	2009	2010	2011
Midwest Generation				
Energy Only Contracts				
Northern Illinois & AEP/Dayton Hubs (GWh)	5,427	11,378	7,961	203
Average Price ($/MWh)	$61.30	$66.53	$67.39	$76.20
Load Requirement Services Contracts				
Northern Illinois Hub (Estimated GWh)[1]	2,220	1,571	—	—
Average Price NiHub ($/MWh)[2]	$64.37	$63.65	—	—
Total estimated GWh hedged	7,647	12,949	7,961	203
Coal under contract (in millions of tons)	10.3	11.7	11.7	—
Hedges Added During 2Q 08 (GWh)	—	3,686	4,489	203
Homer City				
Total estimated GWh hedged	3,636	4,096	2,654	—
Average Price ($/MWh)[3]	$60.84	$82.84	$90.52	—
Coal under contract (in millions of tons)	3.2	4.5	0.4	0.1
Hedges Added During 2Q 08 (GWh)	—	1,229	1,632	—

1 The amount of power sold is a portion of the retail load of the purchasing utility and can vary significantly with variations in that retail load. Retail load depends upon a number of factors, including the time of day and year, and the utility's number of new and continuing customers. Estimated MWh have been forecast based on historical patterns and on assumptions regarding the factors that may affect retail loads in the future. The actual load will vary from that used for the above estimate, and the amount of variation may be material.

2 The average price per MWh, which is subject to a seasonal price adjustment, represents the sale of a bundled product that includes, but is not limited to, energy, capacity and ancillary services. Also, Midwest Generation will incur charges from PJM as a load-serving entity. Thus, the average price per MWh is not comparable to the sale of power under an energy only contract. The average price per MWh represents the sale of the bundled product based on an estimated customer load profile.

3 The average price/MWh for Homer City's hedge position is based on PJM West Hub prices. As a result of transmission congestion in the PJM, actual energy prices at the Homer City busbar have been lower than those at the PJM West Hub.

4 At June 30, 2008, there are options to purchase additional Coal of 1.7 million tons in 2010 and 1.2 million tons in 2011.

9

EDISON INTERNATIONAL®

Leading the Way in Electricity℠

EMG Capacity Sales

Status at June 30, 2008

Megawatts except price per MW-day	July 1, 2008 — May 31, 2009 Midwest Generation	July 1, 2008 — May 31, 2009 Homer City	Jun 1, 2009 — May 31, 2010 Midwest Generation	Jun 1, 2009 — May 31, 2010 Homer City	Jun 1, 2010 — May 31, 2011 Midwest Generation	Jun 1, 2010 — May 31, 2011 Homer City	Jun 1, 2011 — May 31, 2012 Midwest Generation	Jun 1, 2011 — May 31, 2012 Homer City
Installed Capacity	5,776	1,884	5,776	1,884	5,477	1,884	5,477	1,884
Less: Net capacity held due to load requirement services contracts,[1] and retained for outages	(1,918)	(159)	(447)	(214)	(548)	(71)	(895)	(113)
Net Capacity Available for Sale	3,858	1,725	5,329	1,670	4,929	1,813	4,582	1,771
Fixed Price Capacity Sales								
RPM Auction Process								
• Net Capacity Sold[2]	2,978	820	4,614	1,670	4,929	1,813	4,582	1,771
• Price per MW-day[2]	$122.36	$111.92	$102.04	$191.32	$174.29	$174.29	$110.00	$110.00
Non-unit Specific Capacity Sales								
• Net Capacity Sold	880	—	715	—	—	—	—	—
• Price per MW-day (Net)	$64.35	$—	$71.46	$—	$—	$—	$—	$—
Variable Capacity Sales								
Third Party Transaction								
• Capacity	—	905	—	—	—	—	—	—
• Expected price per MW-day[3]	$—	$65.76	$—	$—	$—	$—	$—	$—
Total Capacity Sold	3,858	1,725	5,329	1,670	4,929	1,813	4,582	1,771
Average Price per MW-Day	$109.13	$87.70	$97.94	$191.32	$174.29	$174.29	$110.00	$110.00

1 Load requirements services contracts include energy, capacity and ancillary services.

2 The original price of $111.92 was affected by Midwest Generation's participation in a supplemental RPM auction during the first quarter of 2008, which resulted in purchasing certain capacity amounts at a price of $10 per MW-day, thereby reducing the aggregate forward capacity sales for this period and increasing the effective capacity price to $122.36.

3 Actual contract price is a function of NYISO capacity auction clearing prices in June 2008 through July 2008 and forward over-the-counter NYISO capacity prices on June 30, 2008 for August 2008 through May 2009.

10

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

2008 Earnings Guidance

Guidance Reconciliation: Core Earnings Per Share to GAAP Earnings Per Share1

Core and GAAP earnings per share guidance reaffirmed as of

8/8/2008

EIX core earnings per share $ 3.61 — $ 4.01

Non-core items —

EIX GAAP earnings per share $ 3.61 — $ 4.01

Core and GAAP earnings per share guidance elements reaffirmed as of

8/8/2008

SCE $ 2.18 — $ 2.28

EMG $ 1.57 — $ 1.87

EIX parent company and other ($0.14)

Total guidance elements $ 3.61 — $ 4.01

Note: Guidance excludes certain items shown at right

Updated Guidance Factors

EIX

• Continue to see 2008 core earnings around the high end of the guidance range

SCE

• 11.5% Return on Equity

• Includes potential Energy Efficiency earnings of $0.08 per share

EMG

• Forward hedge positions and prices as of 7/31/08

• EMMT pre-tax trading margin $92M as of 6/30/08

• Lower pre-tax earnings from EMG’s Sycamore and Watson projects ($60 - $70M reduction)

Excluded from Guidance

• Discontinued operations and non-core items

• Potential impact of IRS issues

• Possible impairment of up to $48M for NOx allowances purchased by EMG for CAIR compliance program

1 See Use of Non-GAAP Financial Measures in appendix. The expected impact of participating securities is $(0.05) per share for 2008 guidance and is included in EIX parent company and other. GAAP earnings per share refers to basic earnings per share.

11 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Appendix

12 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Liquidity Profile

Available Liquidity at June 30, 2008

EIX Parent

Sources ($ in Millions) SCE EMG Co. & Other Total1

Credit Facility $ 2,500 $ 1,100 $ 1,500 $ 5,100

Credit Facility (availability) $ 1,503 $ 968 $ 1,500 $ 3,971

Cash & short term investments2 187 805 91 1,083

Available Liquidity $ 1,690 $ 1,773 $ 1,591 $ 5,054

1	Total amounts do not imply any credit support among entities except as specified in each credit facility.
2	SCE amount includes $112 million held by SCE’s consolidated variable interest entities.

13 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

EMG Comparative Operating Statistics

	2Q 07	2Q 08	Variance	%	YTD 07	YTD 08	Variance	%
Midwest Generation								
Generation (in GWh)								
Energy Only contracts	4,445	5,533			11,143	12,071		
Load Requirement Services Contracts	1,681	1,287			3,613	3,132		
Total	6,126	6,820	694	11%	14,756	15,203	447	3%
Performance								
Equivalent Availability Rate (EAF)	61.5%	72.6%	11.1%		74.7%	77.5%	2.8%	
Forced Outage Rate (EFOR)	6.0%	6.5%	0.5%		6.0%	9.3%	3.3%	
Pricing Information								
Average Realized Energy Price ($/MWh)								
Energy Only Contracts	$49.04	$52.67	$3.63	7%	$49.06	$52.94	$3.88	8%
Load Requirement Services Contracts	$62.58	$62.48	($0.10)	(0)%	$62.21	$62.40	$0.19	0%
Average Cost of Fuel ($/MWh)	$13.82	$15.56	$1.74	13%	$13.13	$14.74	$1.61	12%
Flat Energy Price - Nihub ($/MWh)	$44.39	$51.47	$7.08	16%	$44.60	$52.42	$7.82	18%
Homer City								
Generation (in Gwh)	3,160	2,250	(910)	(29)%	6,453	5,442	(1,011)	(16)%
Performance								
Equivalent Availability Rate (EAF)	83.5%	61.6%	(21.9)%		85.0%	74.6%	(10.4)%	
Forced Outage Rate (EFOR)	1.8%	12.1%	10.3%		3.9%	10.6%	6.7%	
Pricing Information								
Average Realized Energy Price ($/MWh)	$54.32	$53.81	($0.51)	(1)%	$56.13	$55.06	($1.07)	(2)%
Average Cost of Fuel ($/MWh)	$21.62	$23.23	$1.61	7%	$21.72	$22.84	$1.12	5%
Flat Energy Price - PJM West Hub ($/MWh)	$57.61	$75.82	$18.21	32%	$58.73	$72.17	$13.44	23%
Flat Energy Price - HC Busbar ($/MWh)	$48.81	$63.36	$14.55	30%	$51.00	$61.92	$10.92	21%
Flat Energy Price - Basis (PJM West Hub - HC Busbar)	$8.80	$12.46	$3.66		$7.73	$10.25	$2.52	

14

EDISON INTERNATIONAL®

Leading the Way in Electricity℠

EMG Business Platform

Washington
- Natural Gas 70 MW

California
- Natural Gas 964 MW
- Natural Gas (Pipeline) 479 MW

Arizona
- Wind (Pipeline) 1,140 MW

Wyoming
- Wind (UC) 141 MW
- Wind (Pipeline) 100 MW

Utah
- Wind (UC) 19 MW
- Wind (Pipeline) 70 MW

Oklahoma
- Wind 95 MW
- Wind (UC) 19 MW
- Wind (Pipeline) 280 MW

Nevada
- Wind (Pipeline) 515 MW

New Mexico
- Wind 90 MW
- Wind (Pipeline) 1,070 MW

Texas
- Wind 241 MW
- Wind (UC) 70 MW
- Wind (Pipeline) 400 MW

Iowa
- Wind 145 MW
- Wind (Pipeline) 200 MW

Minnesota
- Wind 95 MW
- Wind (UC) 50 MW
- Wind (Pipeline) 130 MW

Nebraska
- Wind (UC) 53 MW

Illinois
- Coal 5,471 MW
- Natural Gas 305 MW
- Wind (Pipeline) 520 MW

Maryland
- Wind (Pipeline) 85 MW

Wisconsin
- Wind (Pipeline) 100 MW

New York
- Wind (Pipeline) 258 MW

West Virginia
- Coal 40 MW
- Wind (Pipeline) 192 MW

Pennsylvania
- Coal 1,884 MW
- Wind 29 MW
- Wind (UC) 38 MW



Operating Platform[1]

	MW	%
Coal	7,395	77
Natural Gas	1,339	14
Wind	695	7
Other	153	2
	9,582	100

Wind Development Pipeline[2]

	MW
Under Construction	390
Pipeline	5,060
Turbines (Not Shown)	1,061

Thermal Pipeline[3]

	MW
Natural Gas	479

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of June 30, 2008.
2 Owned or under exclusive agreement. Turbines purchased or committed to support development pipeline. Data as of June 30, 2008.
3 Contract award subject to regulatory approval with planned on-stream date June 2013.

15

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG – Second Quarter Adjusted EBITDA

Reconciliation to Net Income ($ Millions) 2Q 07 2Q 08

Net income $ (47) $ 111

Addback (Deduct):

Discontinued operations (2) 1

Income from continuing operations (49) 112

Interest expense 82 68

Interest income (25) (9)

Income taxes (54) 57

Depreciation and amortization 43 47

EBITDA1 (3) 275

Production tax credits2 7 11

Discrete items:

Gain on sale of assets — (49)

Loss on early extinguishment of debt 241 —

Adjusted EBITDA1 $ 245 $ 237

1	See Use of Non-GAAP Financial Measures for additional information on EBITDA and Adjusted EBITDA.
2	Production tax credits (PTC) are after-tax.

16 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG – Year-to-Date Adjusted EBITDA

Reconciliation to Net Income ($ Millions) YTD 07 YTD 08

Net income $ 112 $ 265

Addback (Deduct):

Cumulative change in accounting, net of tax — —

Discontinued operations (5) 6

Income from continuing operations 107 271

Interest expense 173 141

Interest income (55) (20)

Income taxes 23 140

Depreciation and amortization 80 93

EBITDA1 328 625

Production tax credits2 12 20

Discrete items:

Gain on sale of assets — (49)

Loss on early extinguishment of debt 241 —

Adjusted EBITDA1 $ 581 $ 596

1	See Use of Non-GAAP Financial Measures for additional information on EBITDA and Adjusted EBITDA.
2	Production tax credits (PTC) are after-tax.

17 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in the presentation.

18 EDISON INTERNATIONAL®